Exhibit 3.221

ARTICLES OF ORGANIZATION

OF

ECO-SAFE SYSTEMS, LLC

1. The name of the limited liability company is:

ECO-SAFE SYSTEMS, LLC

2. The address of the initial registered office is:

426 Shelby Street

Kingsport, Sullivan County, Tennessee 37660

3. The name of the initial registered agent located at the above address:

WILLIAM A. LAW

4. The name and address of the organizer is:

WILLIAM A. LAW

426 Shelby Street

Kingsport, Sullivan County, Tennessee 37660

5. ECO-SAFE SYSTEMS, LLC, will be a member-managed limited liability company.

6. The number of members at the date of filing of these Articles is four (4).

7. The address of the principal executive office of ECO-SAFE SYSTEMS, LLC, is:

426 Shelby Street

Kingsport, Sullivan County, Tennessee 37660

8. ECO-SAFE SYSTEMS, LLC, does not have the power to expel a member.

9. The duration of ECO-SAFE SYSTEMS, LLC, shall be a term of thirty (30) years from the date of filing these Articles with the Tennessee Secretary of State’s Office.

10. Instrument for the transfer by ECO-SAFE SYSTEMS, LLC, of any interest in real property may be executed in the name of the LLC by the Managing Member, or by the successor Managing Member, without the execution thereof by the other members.

11. The purpose for which ECO-SAFE SYSTEMS, LLC, is formed is to engage in any lawful act, business or activities for which limited liability companies may be formed under the laws of the State of Tennessee.

12. A majority of the members in interest may consent to continue the LLC upon a dissolution event as described in T.C.A. §48-245-101 et. seq.

13. Transfer of Membership Interests are restricted by the ECO-SAFE SYSTEMS, LLC, Operating Agreement.

14. The members of the LLC, and parties to a contribution agreement or a contribution allowance agreement will not have preemptive rights.

Dated this the 19th day of July, 2004

WILLIAM A. LAW, Organizer

SECRETARY OF STATE

CORPORATIONS SECTION

WILLIAM R. SNODGRASS TOWER

312 EIGHTH AVENUE NORTH - SIXTH FLOOR

NASHVILLE, TENNESSEE 37243-0306

EFFECTIVE DATE: 08/19/05

TELEPHONE CONTACT:	(615) 741-2286
CONTROL NUMBER:	0473986
CONTROL NUMBER:	0473986

WILLIAM A. LAW

426 SHELBY STREET

KINGSPORT, TN 37660

RE: ECO-SAFE SYSTEMS, LLC

CERTIFICATE OF ADMINISTRATIVE DISSOLUTION

Pursuant to the provisions of Sections 48-245-302 or 48-246-502 of the Tennessee Limited Liability Company Act, this constitutes notice that the above limited liability company is hereby administratively dissolved, if a Tennessee limited liability company, or that its certificate of authority is revoked, if a foreign limited liability company, for the following reason(s):

For failure to file the Limited Liability Company Annual Report, as required by Chapter 28 of the Tennessee Limited Liability Act.

The limited liability company or its certificate of authority may be reinstated upon the elimination of the above ground(s) and the filing of an application for reinstatement. The limited liability name must be available and otherwise satisfy the requirements of Section 48-207-101 of the Tennessee Limited Liability Act. The reinstatement application fee is Seventy Dollars ($70.00).

LIMITED LIABILITY COMPANY ANNUAL REPORT

ANNUAL REPORT FILING FEE DUE:

$50 per member, with a minimum fee of $300 and a maximum fee of $3000. There is an additional fee of $20 if any changes are made in block #5 to the registered agent/office.

Please return completed form to:

TENNESSEE SECRETARY OF STATE

Attn: Annual Report

312 Eighth Avenue North

6th Floor, William R. Snodgrass Tower

Nashville, TN 37243

CURRENT FISCAL YEAR CLOSING MONTH 12 IF DIFFERENT, CORRECT MONTH IS              THIS REPORT IS DUE ON OR BEFORE 04/01/05

(1) SECRETARY OF STATE CONTROL #:        0473986

(2A) NAME AND MAILING ADDRESS OF COMPANY:

ECO-SAFE SYSTEMS, LLC

426 SHELBY STREET

KINGSPORT, TN 37660

D 07/21/2004 FOR PROFIT

(2B) STATE OR COUNTRY OF FORMATION:

TENNESSEE

(2C) ADD OR CHANGE MAILING ADDRESS:

1524 Bridgewater Ln Ste 102

Kingsport TN 37660

(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

426 SHELBY STREET, KINGSPORT, TN 37660

B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY STATE	ZIP CODE + 4

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF GOVERNORS, IF BOARD MANAGED, OR MANAGERS, IF MEMBER MANAGED.

(ATTACH ADDITIONAL SHEET IF NECESSARY.)

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4

Gary Rader	811 Vickars Rd	Bluff City TN 37618

Daniel J. Paul	PO Box 760	Bluff City TN 37618

Jimmy Wingfield	197 Free Hill Rd	Gray TN 37615

William A. Law	PO Box 946	Kingsport TN 37662

BOARD MANAGED

x MEMBER MANAGED

THIS LLC IS PROHIBITED FROM ENGAGING IN BUSINESS IN TENNESSEE

(5) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

WILLIAM A. LAW

B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

426 SHELBY STREET, KINGSPORT, TN 37660

C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(1). CHANGE OF REGISTERED AGENT:

(2) CHANGE OF REGISTERED OFFICE:

STREET	CITY STATE	ZIP CODE + 4	COUNTY

(6) NUMBER OF MEMBERS AT THE DATE OF FILING:    4

(7) SIGNATURE

(8) DATE 9/29/05

(9) TYPE/PRINT NAME OF SIGNER

William A. Law

(10) TITLE OF SIGNER

Member

THIS REPORT MUST BE DATED AND SIGNED

CONTINUED ON BACK

State of Tennessee

Department of State

Corporate Filings

312 Eighth Avenue North

6th Floor, William R. Snodgrass Tower

Nashville, TN 37243

APPLICATION FOR REINSTATEMENT

FOLLOWING ADMINISTRATIVE

DISSOLUTION/REVOCATION

(LLC)

For Office Use Only

Pursuant to the provisions of §48-245-303 or §48-246-503 of the Tennessee Limited Liability Company Act, this application is submitted to the Office of the Secretary of State, State of Tennessee, for reinstatement.

1. The name of the Limited Liability Company is Eco-Safe Systems, LLC

(Name change if applicable)

2. The effective date of its administrative dissolution/revocation is 8/19/05 (must be month, day and year)

3. The ground(s) for the administrative dissolution/revocation did not exist.

x has/have been eliminated.

[NOTE: Please mark the applicable box.]

4. The Limited Liability Company name as listed in number one (1) satisfies the requirements of Tennessee Limited Liability Act Section 48-207-101 or 48-246-201, as appropriate.

5. The Limits Liability Company control number assigned by the Secretary of State, if known is 0473986.

Signature Date 2/17/06

Signer’s Capacity Organizer

Eco-Safe Systems, LLC

Name of Limited Liability Company

William A. Law

Signature

Name (typed or printed)

SS-4240 (Revised 4/01)

Filing Fee $70

RDA 2458

LIMITED LIABILITY COMPANY ANNUAL REPORT

Annual Report Filing Fee Due:

$50 per member, with a minimum fee of $300 and a maximum fee of $3000.

There is an additional fee of $20 if any changes are made in block #6 to the registered agent/office.

Please return completed form to:

TENNESSEE SECRETARY OF STATE

Attn: Annual Report

312 Eighth Avenue N. 6th Floor

William R. Snodgrass Tower

Nashville, TN 37243

CURRENT FISCAL YEAR CLOSING MONTH:    12

THIS REPORT IS DUE ON OR BEFORE: 04/01/07

(1) SECRETARY OF STATE CONTROL Number:        0473986

(2A) NAME AND MAILING ADDRESS OF COMPANY

ECO-SAFE SYSTEMS, LLC

1524 BRIDGEWATER LN

STE 102

KINGSPORT, TN 37660

D     07/21/2004     FOR PROFIT

(2B) STATE OR COUNTRY OF FORMATION

TENNESSEE

(2C) ADD OR CHANGE MAILING ADDRESS:

(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

426 SHELBY STREET, KINGSPORT, TN 37660

B. CHANGE OF PRINCIPAL ADDRESS:

811 Vickars Road	Bluff City	TN	37618
STREET	CITY	STATE	ZIP CODE + 4

(4) This LLC is      BOARD MANAGED      DIRECTOR MANAGED      MANAGER MANAGED x MEMBER MANAGED (check one box)

If board, director, or manager managed, provide the names and business addresses, including zip codes, of the governors, directors, or managers (or their equivalent), respectively. Attach an additional sheet if necessary.

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4

(5) Provide the names and business addresses, including zip codes, of the LLC managers (if governed by the LLC Act), or any officers (if governed by the Revised LLC Act), (or their equivalent), respectively. Attach an additional sheet if necessary.

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4

Gary Rader	811 Vickars Road	Bluff City, TN 37618
Daniel J. Paul	PO Box 760	Bluff City TN 37618-0760

(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

WILLIAM A. LAW

B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

426 SHELBY STREET, KINGSPORT, TN 37660

C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(i.) CHANGE OF REGISTERED AGENT:

(ii.) CHANGE OF REGISTERED OFFICE (Street Address):

(City)      (State) TN (Zip Code +4)      (County)

(7) Number of members on the date the annual report is executed if there are more than six (6) members:

This LLC is prohibited from engaging in business in Tennessee (check box if applicable).

(8) SIGNATURE

(9) DATE 3/14/07

(10) TYPE/PRINT NAME OF SIGNER

Gary Rader

(11) TITLE OF SIGNER

Member

* * THIS REPORT MUST BE DATED AND SIGNED * *

SS-4253 (Rev. 01-08)

INSTRUCTIONS: www.state.in.us/sos/ or 615-741-286

RDA 1878

LIMITED LIABILITY COMPANY ANNUAL REPORT

Annual Report Filing Fee Due:

$50 per member, with a minimum fee of $300 and a maximum fee of $3000.

There is an additional fee of $20 if any changes are made in block #6 to the registered agent/office.

TENNESSEE SECRETARY OF STATE

Attn: Annual Report

312 Eighth Ave. N. 6th Floor

William R. Snodgrass Tower

Nashville, TN 37243

CURRENT FISCAL YEAR CLOSING MONTH: DECEMBER

THIS REPORT IS DUE ON OR BEFORE: 04/01/2008

(1) SECRETARY OF STATE CONTROL NUMBER: 0473986

(2A) NAME AND MAILING ADDRESS OF RECORD:

ECO-SAFE SYSTEMS, LLC

1524 BRIDGEWATER LN

STE 102

KINGSPORT, TN, 37660-0000

(2B) STATE OR COUNTRY OF INCORPORATION:

TENNESSEE

(2C) ADD OR CHANGE MAILING ADDRESS:

145 JUDGE DON LEWIS

SUITE 7

ELIZABETHTON, TN, 37643

(3) A. PRINCIPAL ADDRESS OF RECORD: 811 VICKARS ROAD, BLUFF CITY, TN 37618-0000

B. CHANGE OF PRINCIPAL ADDRESS: SEE CHANGES BELOW

Street 145 DON LEWIS BLVD, SUITE 7        City ELIZABETHTON        State TN        Zip Code +4 37643-0000

(4) This LLC is MEMBER MANAGED. (No additional information required in this section)

Name	Business Address	City, State Zip Code +4

(5) Provide the names and business addresses, including zip codes, of the LLC managers (if governed by the LLC Act) or any officers (if governed by the Revised LLC Act), (or their equivalent), respectively.

Name	Business Address	City, State, Zip Code +4
DANIEL J. PAUL	145 DON LEWIS BLVD SUITE 7	ELIZABETHTON, TN 37643
GARY RADER	811 VICKERS ROAD	BLUFF CITY, TN 37618

(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS: WILLIAM A. LAW

B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS: 426 SHELBY STREET, KINGSPORT, TN 37660-0000

C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

(i.) CHANGE OF REGISTERED AGENT:

(ii.) CHANGE OF REGISTERED OFFICE:

(County)

(7) Number of members on the date the annual report is executed if there are more than six (6) members:

This LLC is prohibited from engaging in business in Tennessee (check box if applicable)

(8) SIGNATURE ELECTRONIC

(9) DATE: 3/30/2008

(10) TYPE PRINT NAME OF SIGNER DANIEL J. PAUL, M.D.

(11) TITLE OF FILER: MEMBER

FILED, Riley Darnell, Tennessee Secretary Of State, 03/31/2008 08:40:28

CONFIRMATION NUMBER: 1000032974

Tennessee Limited Liability Company Annual Report Form

File online at: http://TNBear.TN.gov/AR

Due on/Before: 04/01/2010

Annual Report Filing Fee Due:

$300 minimum plus $50 for each member over 6 to a maximum of $3000

$20 additional if changes are made in block 3 to the registered agent/office

Please return completed form to:

Tennessee Secretary of State

Attn: Annual Reports

312 Rosa L. Parks Avenue

6th Floor, William R. Snodgrass Tower

Nashville, TN 37243

Phone: (615) 741-2286

SOS Control Number: 473986

Limited Liability Company - Domestic        Date Formed: 07/21/2004        Formation Locale: Sullivan County

(1) Name and Mailing Address:	(2) Principal Office Address:
ECO-SAFE SYSTEMS, LLC	138 Industrial Drive South
138 Industrial Drive South	ELIZABETHTON, TN 37643 USA

ELIZABETHTON, TN 37643-0000 USA

(3) Registered Agent (RA) and Registered Office (RO) Address:     Agent Changed: Yes

Daniel J Paul

138 Industrial Drive South

Elizabethton, TN 37643 USA

(4) This LLC is (change if incorrect):      Director Managed,      Manager Managed, X Member Managed,      Board Managed (appropriate if formed prior to 1/1/2006 only).

If board, director, or manager managed, provide the names and business addresses, including zip codes, of the governors, directors, or managers (or their equivalent), respectively.

Name	Business Address	City, State, Zip

(5) Provide the names and business addresses, including zip codes, of the LLC managers (if governed by the LLC Act), or any officers (if governed by the Revised LLC Act), (or their equivalent), respectively.

Name	Business Address	City, State, Zip
Daniel J Paul	138 Industrial Drive South	Elizabethton, TN 37643
Gary Rader	811 Vickers Road,	Bluff City, TN 37618

(6) Number of members on the date the annual report is executed if there are more than six (6) members: 2

This LLC is prohibited from doing business in Tennessee (check if applicable)

(7) Signature:

(8) Date: 3-19-2010

(9) Type/Print Name: Daniel J Paul

(10) Title: Member

Instruction: Legibly complete the form above. Enclose a check made payable to the Tennessee Secretary of State in the amount of $320.00. Sign and date this form and return to the address provided above. Additional instructions at http://tn.gov/sos/bus_srv/annual_reports.htm

55-4253         RDA 1678

Tennessee Limited Liability Company Annual Report Form

File online at: http://TNBear.TN.gov/AR

Due on/Before: 04/01/2010

Reporting Year: 2010

Annual Report Filing Fee Due:

$300 minimum plus $50 for each member over 6 to a maximum of $3000

$20 additional if changes are made in block 3 to the registered agent/office

Please return completed form to:

Tennessee Secretary of State

Attn: Annual Reports

William R. Snodgrass Tower

312 Rosa L. Parks Ave, 6th FL

Nashville, TN 37243-1102

Phone: (615) 741-2286

SOS Control Number: 473986

Limited Liability Company - Domestic         Date Formed: 07/21/2004         Formation Locale: Sullivan County

(1) Name and Mailing Address:	(2) Principal Office Address:
ECO-SAFE SYSTEMS, LLC	205 ELIZABETHTON HWY
P.O. BOX 3344	BLUFF CITY, TN 37618
BRISTOL, TN 37620

(3) Registered Agent (RA) and Registered Office (RO) Address:             Agent Changed: No

GARY D. RADER

205 ELIZABETHTON HWY

BLUFF CITY, TN 37618

(4) This LLC is (change if incorrect):      Director Managed,      Manager Managed,      Member Managed,

     Board Managed (appropriate if formed prior to 1/1/2006 only).

If board, director, or manager managed, provide the names and business addresses, including zip codes, of the governors, directors, or managers (or their equivalent), respectively.

Name	Business Address	City, State, Zip

(5) Provide the names and business addresses, including zip codes, of the LLC managers (if governed by the LLC Act), or any officers (if governed by the Revised LLC Act), (or their equivalent), respectively.

Name	Business Address	City, State, Zip

Daniel J Paul	138 Industrial Drive South	Elizabethton, TN 37643

Gary Rader	205 ELIZABETHTON HWY	Bluff City, TN 37618

(6) Number of members on the date the annual report is executed if there are more than six (6) members: 2

This LLC is prohibited from doing business in Tennessee (check if applicable)

(7) Signature

(8) Date: 3/14/11

(9) Type/Print Name Gary D. Rader

(10) Title: Managing Member

Instructions: Legibly complete the form above. Enclose a check made payable to the Tennessee Secretary of State in the amount of $300.00. Sign and date this form and return to the address provided above. Additional instructions at http://tn.gov/sos/bus_srv/annual_reports.htm

SS-4253         RDA 1678

AMENDED AND RESTATED

ARTICLES OF ORGANIZATION

OF

ECO-SAFE SYSTEMS, LLC

Pursuant to Section 48-209-105 of the Tennessee Limited Liability Company Act Tennessee Code Annotated, Sections 48-201-101, et seq. (the “Act”), the undersigned, Eco-Safe Systems, LLC, a Tennessee limited liability company, hereby adopts the following Amended and Restated Articles of Organization for such limited liability company:

ARTICLE I

The name of the limited liability company is Eco-Safe Systems, LLC (the “Company”).

ARTICLE II

The Company elects to be governed by the Tennessee Revised Limited Liability Company Act (the “Revised Act”).

ARTICLE III

The street address and county of the principal executive office of the Company is 148 Bristol East Road, Bristol, Washington County, Virginia 24202.

ARTICLE IV

The street address of the initial registered office of the Company in the State of Tennessee is 992 Davidson Drive, Suite B, Nashville, Davidson County, Tennessee 37205. The name of the Company’s initial registered agent at its initial registered office is National Corporate Research, Ltd., Inc.

ARTICLE V

The name and address of the Organizer are William A. Law, 426 Shelby Street, Kingsport, Sullivan County, Tennessee 37660.

ARTICLE VI

The Company will be manager-managed.

ARTICLE VII

At the date and time of the filing of these Articles of Organization, the Company has two (2) members.

ARTICLE VIII

The operating agreement of the Company (the “Operating Agreement”) shall be in writing, and may be amended only in writing. No oral agreement, promise, assurance, covenant or undertaking may be a part of the Operating Agreement.

ARTICLE IX

The duration of the Company shall be perpetual, and the Company shall terminate only as provided by law or under the terms of the Operating Agreement.

ARTICLE X

The Company shall have the power and authority to carry on any business permitted by, and to have and exercise all of the powers and rights conferred by, the Act, as amended from time to time, or any successor provisions thereto.

ARTICLE XI

A member may transfer his or her membership interest in the Company only in the manner and to the extent provided in the Operating Agreement. No member shall have any power or right to terminate a member’s membership interest in the Company under the Revised Act or otherwise, including, without limitation, withdrawal by express will under Section 48-249-503 of the Revised Act, except as may be expressly provided under the terms of the Operating Agreement.

ARTICLE XII

Except to the extent expressly prohibited by the Revised Act, the provisions of these Articles of Organization and the Operating Agreement of the Company shall in all events govern and control the relative rights, interests, duties and obligations of the members of the Company and those of the Company, notwithstanding any provision of the Revised Act to the contrary.

ARTICLE XIII

Other than as expressly provided in the Operating Agreement, no member shall be an agent of the Company.

ARTICLE XIV

No member, manager or officer of the Company shall have any liability for monetary damages to the Company or any of the members of the Company for breach of fiduciary duty as a member, manager or officer; provided, that, this Article XIV shall not operate to reduce or eliminate the liability of a member, manager or officer for acts or omissions not in good faith, or that involve intentional misconduct or a knowing violation of law. No member, manager or officer of the Company shall have any fiduciary or other duty to any creditor or claimant of the Company at any time.

ARTICLE XV

Each member, manager and officer of the Company shall be entitled to indemnification by the Company to the maximum extent provided by the Revised Act.

ARTICLE XVI

The Company shall have the power to file these Amended and Restated Articles of Organization with the Secretary of State of the State of Tennessee and to take such other actions as may be necessary or appropriate to enact these Amended and Restated Articles of Organization.

Dated: May 11, 2011

ECO-SAFE SYSTEMS, LLC

By:

Name:	Gary Rader

Its:	Manager

CERTIFICATE REGARDING AMENDED AND RESTATED

ARTICLES OF ORGANIZATION

OF

ECO-SAFE SYSTEMS, LLC

Pursuant to Section 48-209-105(d) of the Tennessee Limited Liability Act, the undersigned Eco-Safe Systems, LLC, a limited liability company organized pursuant to the provisions of the Tennessee Limited Liability Company Act, hereby certifies as follows:

1. The name of the limited liability company is Eco-Safe Systems, LLC (the “Company”).

2. The Amended and Restated Articles of Organization to which this Certificate is attached contains amendments requiring approval by the members of the Company.

3. The text of each amendment adopted is set forth in the Amended and Restated Articles of Organization.

4. Each of the amendments and the Amended and Restated Articles of Organization were unanimously adopted and approved by written consent of the members of the Company on May 10, 2011.

Dated: May 11, 2011 ECO-SAFE SYSTEMS, LLC

By:

Name:	Gary Rader

Its:	Manager

File online at: http://TNBear.TN.gov/AR

Due on/Before: 04/01/2012 Reporting Year: 2011

Annual Report Filing Fee Due:

$300 minimum plus $50 for each member over 6 to a maximum of $3000

$20 additional if changes are made in block 3 to the registered agent/office

This Annual Report has been successfully paid for and submitted. Your Annual Report will be reviewed by Business Services and filed within 48 hours. Please keep this report for your records.

SOS Control Number: 473986

Limited Liability Company - Domestic         Date Formed: 07/21/2004         Formation Locale: SULLIVAN COUNTY

(1) Name and Mailing Address:	(2) Principal Office Address:

ECO-SAFE SYSTEMS, LLC	148 BRISTOL EAST RD
148 BRISTOL EAST RD	BRISTOL, VA 24202-5500
BRISTOL, VA 24202-5500

(3) Registered Agent (RA) and Registered Office (RO) Address: Agent Changed: No

National Corporate Research, Ltd., Inc.

992 DAVIDSON DR STE B

NASHVILLE, TN 37205-1051

(4) This LLC is (change if incorrect):      Director Managed, x Manager Managed,      Member Managed,

     Board Managed (appropriate if formed prior to 1/1/2006 only).

If board, director, or manager managed, provide the names and business addresses, including zip codes, of the governors, directors, or managers (or their equivalent), respectively.

Name	Business Address	City, State, Zip

Jason Davidson Eco-Safe Systems, LLC	148 Bristol East Road	Bristol, VA 24202-5500

Gary Rader Eco-Safe Systems, LLC	811 Vickers Road	Bluff City, TN 37618

(5) Provide the names and business addresses, including zip codes, of the LLC managers (if governed by the LLC Act), or any officers (if governed by the Revised LLC Act), (or their equivalent), respectively.

Name	Business Address	City, State, Zip

(6) Number of members on the date the annual report is executed if there are more than six (6) members: 2

     This LLC is prohibited from doing business in Tennessee (check if applicable)

(7) Signature: Electronic

(8) Date: 01/09/2012 2:50 PM

(9) Type/Print Name: Duffle G Cox

(10) Title: Controller

STATE OP TENNESSEE

CERTIFICATE OF MERGER OF

MULBERRY LAND, LLC

INTO

ECO-SAFE SYSTEMS, LLC

Pursuant to the provisions of Section 48-249-702, Tennessee Code Annotated, the undersigned limited liability companies executed the following Certificate of Merger:

FIRST: The name of the surviving limited liability company is ECO-SAFE SYSTEMS, LLC, a Tennessee limited liability company, and the name of the limited liability company being merged into this surviving limited liability company is MULBERRY LAND, LLC, a Tennessee limited liability company.

SECOND: The Agreement and Plan of Merger was duly approved, adopted, certified, executed and acknowledged by the surviving limited liability company and the merging limited liability company.

THIRD: The name of the surviving limited liability company is Eco-Safe Systems, LLC,

FOURTH: The Agreement and Plan of Merger is on file at 148 Bristol East Road, Bristol, Virginia 24202, the place of business: of the surviving limited liability company.

FIFTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any parson holding an interest in any constituent party to this merger.

IN WITNESS WHEREOF, MULBERRY LAND, LLC and ECO-SAFE SYSTEMS, LLC have caused this Certificate of Merger to be signed in their company names as of the day of November, 2012.

“SURVIVING ENTITY*	“MERGING ENTITY”

ECO-SAFE SYSTEMS, LLC	MULBERRY LAND, LLC

By:	By:

Christian B. Mills	Christian B. Mills

Deputy General Counsel	Deputy General Counsel